Consolidated Analytics, Inc.
Form ABS Due Diligence 15-E

UWM 2021-INV4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM ABS DUE DILIGENCE-15E
CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILGENCE SERVICES FOR ASSET-BACKED SECURITIES
Item 1: Identity of the person providing third-party due diligence services
Legal Name: Consolidated Analytics, Inc.
Business Name (If Different):
Principal Business Address: 1500 S. Douglass Rd., Ste. 110B Anaheim, CA 92806
Item 2: Identity of the person who paid the person to provide due diligence services
Legal Name: United Wholesale Mortgage, LLC
Business Name (If Different):
Principal Business Address:
Item 3: Credit rating criteria
The third-party due diligence services are intended to generally comply with currently known rating agency criteria for newly originated mortgage loans.
Item 4: Description of the due diligence performed
See Attachment A.
Item 5: Summary of findings and conclusions of review
See Attachment B.
CERTIFICATION
The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form.  The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects.
Consolidated Analytics, Inc.

/s/ Joe Andrea
By: Joe Andrea, President
Date:   11/8/21

Attachment A
Item 4: Description of the due diligence performed

UWM 2021-INV4
(1) Type of assets that were reviewed.
Consolidated Analytics, Inc. (“Consolidated Analytics”) a third party due diligence provider, performed the review described below on behalf of its client, United Wholesale Mortgage, LLC. The review included a total of 330 newly originated residential mortgage loans, in connection with the securitization identified as UWM 2021-INV4 (the “Securitization”). The Review was conducted from August 2021 to October 2021.
(2) Sample size of the assets reviewed.
The Review consisted of a sample population of 330 loans with an aggregate principal balance of $122,944,762.00.
(3) Determination of the sample size and computation.
The sample population was determined and provided by Consolidated Analytics’ client (as identified by Item 2). The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations Moody’s Investor Service Inc and Kroll Bond Rating Agency, LLC, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. Consolidated Analytics does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed loans within the overall securitization population.
(4) Quality or integrity of information or data about the assets: review and methodology.
Consolidated Analytics compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by Consolidated Analytics. This comparison, when data was available, included the following data fields:
Property Type	Origination Date	Original Appraised Value
Rate Lock Date	Original PI Payment	Borrower Last Name
Escrow Indicator	Loan Purpose	Loan Type
Maturity Date	Property Units	Occupancy
Orig Front End DTI	Original Note Rate	Original CLTV
Original LTV	Original Term	Sales Price
Orig Back End DTI	Property Address	Property City
Property State	Property Zip	UW FICO Utilized
AUS Type	Amortization Type	All Borrower Total Income
First Payment Date	Lien Position	Reserves
Original HOA Payment

 (5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:
QM or ATR Validation / Review of 8 Key Underwriting Factors
1.	Income / Assets
a.	Validate borrower(s) monthly gross income
b.	Validate funds required to close, required reserves
c.	Review file documentation for required level of income and asset verifications
2.	Employment Status
a.	Review file documentation for required level of employment
3.	Monthly Mortgage Payment
a.	Confirm program, qualifying rate, terms
4.	Simultaneous Loans
a.	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
5.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
a.	Validate subject loan monthly payment (PITI) and associated obligations
6.	Debts / Obligations
a.	Validate monthly recurring liabilities
7.	DTI and/or Residual Income
a.	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
b.	Documentation meets Appendix Q requirements for QM Loans
8.	Credit History
a.	Review credit report for credit history and required credit depth including any / all inquiries
b.	Determine representative credit score from credit report
9.	Validate loan-to-value (LTV) and combined loan-to-value
10.	Review borrower's occupancy
11.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
12.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

13.	Confirm that Final 1003 is sufficiently completed
14.	Provide Audit 1008 with accurate data based on file documentation
15.	Confirm Loan Approval conditions were met
16.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
(6) Value of collateral securing the assets: review and methodology.
Consolidated Analytics performed a “Valuation Review,” which included the following:
1.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability
2.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
3.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
4.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
5.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
6.	Ensure that the appraisal to the guidelines provided from the Client.
7.	Review appraisal to ensure all required documents were included.
8.	Review location map provided within the appraisal for external obsolescence.
9.	Ensure highest and best use and zoning complies with guidelines.
10.	Confirm there are no marketability issues that affect the subject property.

11.	Ensure subject property does not suffer any functional obsolescence.
12.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
13.
Additional valuation products (CDA’s) were obtained to confirm the value was supported within 10% tolerance.  This population was obtained and ordered by the client and provided within the original loan images.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.
For loans reviewed in a post-close valuation review scenario (330 loans in total):
32 loans had Desktop Reviews and 100 had AVMs. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.
If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.  There were zero (0) occurrences of this.
Zero (0) loans had a Field Review.

Product totals may not sum due to multiple products for each loan
(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
i.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
j.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
k.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such finding.
(8) Other: review and methodology.
Not applicable.

Attachment B
Item 5: Summary of findings and conclusions of review
Summary of Results

OVERALL RESULTS SUMMARY
After giving consideration to the grading criteria of the relevant NRSROs, DBRS and S&P Global Ratings, 100% of the loans received a grade “A”.
Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	330	$122,944,762.00	100%
Event Grade B	0	$0.00	0%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	330	$122,944,762.00	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	330	100%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	330	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	330	100%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	330	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	330	100%

Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	330	100%

Exception Category Summary
The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	164
		DTI Exceeds AUS Maximum Allowable	88
		Borrower Liabilities Verification Indicator is Partial	58
		Borrower Income Verification does not match Approval	35
		AUS is Partial	18
		Borrower Employment Verification does not meet guidelines	18
		Fraud Report Missing	14
		Asset Documents are Incomplete	10
		Borrower Credit Report is Missing	9
		Borrower Liabilities Verificiation Indicator is Missing	9
		LTV Exceeds AUS Maximum Allowable	9
		CLTV Exceeds the AUS Maximum Allowable	8
		Housing history does not meet guidelines	8
		CoBorrower Employment Verification does not meet guidelines	7
		Hazard Insurance Effective Date is after the Note Date	7
		Hazard Insurance Coverage is Not Sufficient	5
		Borrower Credit Report Indicator is Partial	4
		Borrower Income Verification is less than 12 months	4
		Borrower Transcripts are missing	4
		CoBorrower Credit Report is Missing	4
		CoBorrower Income Verification does not match Approval	4
		Transmittal Summary is Partial	4
		CoBorrower Liabiliities Verified Indicator is Missing	3
		CoBorrower Liabilities Verified Indicator is Partial	3
		Hazard Insurance Coverage is Not Sufficient.	3
		AUS is Missing	2
		Borrower 2 Income Verification is less than 12 months	2
		Borrower residency documentation not provided or issue with documentation	2
		Hazard Insurance Indicator is Partial	2
		All Interested Parties Not Checked against Exclusionary Lists	1
		Appraisal date is greater than 120 days from Origination date.	1
		Borrower Four Credit Report Indicator is Missing	1
		Borrower Four Liabilities Verified Indicator is Missing	1
		Borrower Three Credit Report Indicator is Missing	1
		Borrower Three Liabilities Verified Indicator is Missing	1
		Borrower Transcript is Partial	1
		FICO is less than the AUS Minimum Required	1
		Final Loan Application is Missing	1
		Flood Insurance Policy is Missing	1
		HAZARD INSURANCE CERTIFICATE MISSING	1
		Minimum Trade Line Requirement Not Met	1
		Property is located in a FEMA disaster area	1
		Title Policty is Partial	1
		Transmittal Summary is Missing	1
		Total Credit Grade (A) Exceptions:	523
Compliance	A	No Compliance Findings	309
		Reimbursement Amount Test	16
		Charges That Cannot Increase Test	15
		Consummation or Reimbursement Date Validation Test	15
		ATR/QM Status is Pending	12
		Initial Closing Disclosure Delivery Date Test	6
		Lender Credits That Cannot Decrease Test	6
		Charges That In Total Cannot Increase More Than 10% Test	5
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	4
		Prohibited Fees Test	3
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	3
		TRID Total of Payments Test	3
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	2
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	2
		Security Instrument Indicator is Missing	2
		TRID Consummation Date and Closing / Settlement Date Validation Test	2
		TRID Disclosure Delivery and Receipt Date Validation Test	2
		TRID Post-Consummation Reason for Redisclosure Validation Test	2
		Initial Loan Estimate Delivery Date Test (from application)	1
		Late Fees Test	1
		Originator NMLS is Not Active	1
		Qualified Mortgage Balloon Payment Loan	1
		Reimbursement Amount Validation Test	1
		Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	1
		TRID Initial Closing Disclosure Date and Date Creditor Received Application Validation Test	1
		TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	1
		TRID Post-Consummation Revised Closing Disclosure Date and Consummation Date Validation Test	1
		Total Compliance Grade (A) Exceptions:	418
Property	A	Third Party Valuation Product not Provided	128
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	45
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	36
		Origination Appraisal is Partial	2
		Third Party Valuation Product not Provided.	2
		Is Completion Certificate in file is No	1
		Third Party Desk Review variance to appraised value exceeds 10%	1
		UCDP Summary Report is Missing	1
		Total Property Grade (A) Exceptions:	216

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 330 mortgage loans reviewed, 23 unique mortgage loans (by loan count) had a total of 24 different tape discrepancies across three data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Sales Price	20	83.33%
Original Collateral Value	3	12.50%
Original CLTV	1	4.17%
Total Discrepancies:	24	100%
Event Grade Definitions
Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.